Exhibit 99.2

AmREIT

Supplemental Financial Information

June 30, 2008

(Unaudited)

Table of Contents	Page #
Corporate Profile	1
Consolidated Balance Sheets	2
Consolidated Statements of Operations	3
Consolidated Statements of Operations - Segments	4 - 7

Summary of Operating Results
Funds From Operations	8
Dividends – All Classes of Common Shares	8
Rental and Earned Income	9
Real Estate Operating Revenue	9
Discontinued Operations	10
Interest Expense	10

Summary Balance Sheet Information
Common Share Data	11
Capitalization	11

Debt Information
Outstanding Balances and Terms	12
Fixed vs. Variable Rate Debt	13

Property & Tenant Information
Property Table	14
Tenant Concentration	15
Leasing Activity Report	15
Lease Expiration Schedule	16

This Supplemental Financial Information package contains historical information of the Company and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2008.  All financial information in this Supplemental Financial Information package is shown in thousands, except for per share data and share information.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting AmREIT’s expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions.  Accordingly, there is no assurance that AmREIT’s expectations will be realized.

Corporate Profile:

AmREIT (AMEX: AMY) is a full service real estate company dedicated to providing the highest standard of service and value to its clients, partners and investors.  For 24 years, AmREIT has delivered on its vision to become the Irreplaceable Corners TM company through investments, acquisitions, value add developments and management of high quality retail and mixed-use properties.  AMREIT has more than 1.4 million square feet in various stages of development, re-development or in the pipeline for its advisory funds. AmREIT is headquartered in Houston, Texas and has an office in Dallas, Texas.

Corporate Office:

8 Greenway Plaza, Suite 1000
Houston, Texas  77046
(800) 888-4400
(713) 850-0498 (fax)
www.amreit.com

Stock Exchange:

American Stock Exchange – AMY

Consolidated Balance Sheets:

	June 30,	December 31,
	2008	2007
ASSETS	(unaudited)
Real estate investments at cost:
Land	$127,551	$130,563
Buildings	135,124	141,045
Tenant improvements	9,543	10,105
	272,218	281,713
Less accumulated depreciation and amortization	(17,369)	(15,626)
	254,849	266,087
Real estate held for sale
and investment in direct financing leases held for sale, net	32,871	22,438
Net investment in direct financing leases held for investment	2,063	2,058
Intangible lease cost, net	11,226	13,096
Investment in merchant development funds and other affiliates	6,789	10,514
Net real estate investments	307,798	314,193

Cash and cash equivalents	205	1,221
Tenant receivables, net	4,132	4,398
Accounts receivable, net	2,570	1,251
Accounts receivable - related party	3,944	5,386
Notes receivable - related party	9,393	10,442
Deferred costs	2,284	2,472
Other assets	5,189	4,394
TOTAL ASSETS	$335,515	$343,757

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Notes payable	$175,556	$168,560
Notes payable, held for sale	12,570	12,811
Accounts payable, related party	376	-
Accounts payable and other liabilities	5,460	7,699
Below market leases, net	2,378	3,401
Security deposits	705	674
TOTAL LIABILITIES	197,045	193,145

Minority interest	1,220	1,179

Shareholders' equity:
Preferred shares, $.01 par value, 10,000,000 shares authorized, none issued	-	-
Class A common shares, $.01 par value, 50,000,000 shares authorized,
6,634,489 and 6,626,559 shares issued, respectively	66	66
Class C common shares, $.01 par value, 4,400,000 shares authorized,
4,149,094 and 4,143,971 shares issued and outstanding, respectively	42	41
Class D common shares, $.01 par value, 17,000,000 shares authorized,
11,036,170 and 11,045,763 shares issued and outstanding, respectively	110	110
Capital in excess of par value	185,572	185,165
Accumulated distributions in excess of earnings	(39,482)	(33,365)
Cost of treasury shares, 1,229,253 and 337,308 Class A common shares, respectively	(9,058)	(2,584)
TOTAL SHAREHOLDERS' EQUITY	137,250	149,433
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$335,515	$343,757

Consolidated Statements of Operations:

	Three months ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007

Revenues:
Rental income from operating leases	$8,142	$7,504	$15,628	$14,396
Earned income from direct financing leases	60	61	120	120
Real estate fee income	115	160	285	854
Real estate fee income - related party	1,311	349	2,743	1,062
Construction revenues	698	695	1,130	792
Construction revenues - related party	1,650	219	2,554	1,095
Securities commission income - related party	424	1,484	949	2,477
Asset management fee income - related party	377	312	753	596
Total revenues	12,777	10,784	24,162	21,392

Expenses:
General and administrative	2,288	1,818	4,706	3,976
Property expense	2,456	2,006	4,425	3,731
Construction costs	2,221	868	3,342	1,729
Legal and professional	432	470	876	763
Real estate commissions	5	26	42	447
Securities commissions	355	1,245	840	2,074
Depreciation and amortization	2,606	1,925	4,505	3,834
Total expenses	10,363	8,358	18,736	16,554

Operating income	2,414	2,426	5,426	4,838

Other income (expense):
Interest and other income - related party	229	250	503	500
Loss from merchant development funds and other affiliates	(178)	(15)	(321)	(27)
Income tax benefit for taxable REIT subsidiary	176	224	252	374
Interest expense	(2,371)	(2,086)	(4,802)	(4,176)
Minority interest in income of consolidated joint ventures	-	-	-	-

Income before discontinued operations	270	799	1,058	1,509

Income (loss) from discontinued operations, net of taxes	(891)	302	(682)	595

Net income	(621)	1,101	376	2,104

Distributions paid to class B, C and D shareholders	(2,504)	(2,711)	(5,002)	(5,416)

Net loss available to class A shareholders	$(3,125)	$(1,610)	$(4,626)	$(3,312)

Net loss per class A common share - basic and diluted
Loss before discontinued operations	$(0.39)	$(0.30)	$(0.66)	$(0.61)
Income (loss) from discontinued operations	$(0.15)	$0.05	$(0.11)	$0.09
Net loss	$(0.54)	$(0.25)	$(0.77)	$(0.52)

Weighted average class A common shares used to
compute net loss per share, basic and diluted	5,775	6,411	5,995	6,366

Segmented Statements of Operations:

			Asset Advisory
For the three months ended June 30, 2008 (in thousands)	Portfolio	Real Estate Operations	Securities	Merchant Development Funds	Total
Rental income	$8,202	$-	$-	$-	$8,202
Real estate fee income		1,395	31	-	1,426
Construction revenues	-	2,348	-	-	2,348
Securities commission income	-	-	424	-	424
Asset management fee income	-	-	-	377	377
Total revenue	8,202	3,743	455	377	12,777

General and administrative	452	1,387	420	28	2,287
Property expense	2,465	(8)		-	2,457
Construction costs	-	2,221	-	-	2,221
Legal and professional	342	50	40		432
Real estate commissions	-	5	-	-	5
Securities commissions	-	21	334	-	355
Depreciation and amortization	2,606	-	-	-	2,606
Total expenses	5,865	3,676	794	28	10,363

Interest expense	(2,144)	54	(95)	(186)	(2,371)
Other income/ (expense)	13	82	183	(51)	227

Income (loss) from discontinued operations	135	(1,026)	-	-	(891)

Net income (loss)	$341	$(823)	$(251)	$112	$(621)

			Asset Advisory
For the three months ended June 30, 2007 (in thousands)	Portfolio	Real Estate Operations	Securities	Merchant Development Funds	Total
Rental income	$7,565	$-	$-	$-	$7,565
Real estate fee income	-	509	-	-	509
Construction revenues	-	914	-	-	914
Securities commission income	-	-	1,484	-	1,484
Asset management fee income	-	-	-	312	312
Total revenue	7,565	1,423	1,484	312	10,784

General and administrative	197	1,235	361	25	1,818
Property expense	1,970	36		-	2,006
Construction costs	-	868	-	-	868
Legal and professional	337	83	50	-	470
Real estate commissions	-	26	-	-	26
Securities commissions	-	-	1,245	-	1,245
Depreciation and amortization	1,925	-	-	-	1,925
Total expenses	4,429	2,248	1,656	25	8,358

Interest expense	(1,939)	(139)	(8)		(2,086)
Other income/ (expense)	20	463	(21)	(3)	459

Income (loss) from discontinued operations	291	11	-	-	302

Net income (loss)	$1,508	$(490)	$(201)	$284	$1,101

			Asset Advisory
For the six months ended June 30, 2008 (in thousands)	Portfolio	Real Estate Operations	Securities	Merchant Development Funds	Total
Rental income	$15,748	$-	$-	$-	$15,748
Real estate fee income		2,928	100	-	3,028
Construction revenues	-	3,684	-	-	3,684
Securities commission income	-	-	949	-	949
Asset management fee income	-	-	-	753	753
Total revenue	15,748	6,612	1,049	753	24,162

General and administrative	760	2,952	926	67	4,705
Property expense	4,415	11		-	4,426
Construction costs	-	3,342	-	-	3,342
Legal and professional	662	86	128		876
Real estate commissions	-	42	-	-	42
Securities commissions	-	23	817	-	840
Depreciation and amortization	4,505	-	-	-	4,505
Total expenses	10,342	6,456	1,871	67	18,736

Interest expense	(4,297)	27	(240)	(292)	(4,802)
Other income/ (expense)	233	26	354	(179)	434

Income (loss) from discontinued operations	325	(1,007)	-	-	(682)

Net income (loss)	$1,667	$(798)	$(708)	$215	$376

			Asset Advisory
For the six months ended June 30, 2007 (in thousands)	Portfolio	Real Estate Operations	Securities	Merchant Development Funds	Total
Rental income	$14,516	$-	$-	$-	$14,516
Real estate fee income	-	1,916	-	-	1,916
Construction revenues	-	1,887	-	-	1,887
Securities commission income	-	-	2,477	-	2,477
Asset management fee income	-	-	-	596	596
Total revenue	14,516	3,803	2,477	596	21,392

General and administrative	590	2,449	850	87	3,976
Property expense	3,658	73		-	3,731
Construction costs	-	1,729	-	-	1,729
Legal and professional	571	130	62	-	763
Real estate commissions	-	447	-	-	447
Securities commissions	-	-	2,074	-	2,074
Depreciation and amortization	3,834	-	-	-	3,834
Total expenses	8,653	4,828	2,986	87	16,554

Interest expense	(3,901)	(264)	(11)		(4,176)
Other income/ (expense)	271	585	96	(105)	847

Income (loss) from discontinued operations	583	12	-	-	595

Net income (loss)	$2,816	$(692)	$(424)	$404	$2,104

AmREIT
Summary of Operating Results

	Three Months		Six Months
	Ended June 30,		Ended June 30,
Funds From Operations:	2008	2007	2008	2007
Income – before discontinued operations	$270	$799	$1.058	$1,509
Income – from discontinued operations	(891)	302	(682)	595
Plus depreciation of real estate assets – from operations	2,618	1,928	4,531	3,836
Plus depreciation of real estate assets – from	35	43	67	78
discontinued operations
Adjustments for nonconsolidated affiliates	228	19	522	36
Less class B, C & D distributions	(2,504)	(2,711)	(5,002)	(5,416)
Total Funds From Operations available to class A
shareholders	$(244)	$380	$494	$638

Weighted average Class A shares outstanding	5,775	6,411	5,995	6,366

Funds from operations per Class A share	$(0.04)	0.06	0.08	0.10

Dividends:
Class A Common share dividends per share	$0.12	$0.12	$0.50	$0.50

Class B Common share dividends per share (1)	$-	$0.19	$-	$0.76

Class C Common share dividends per share (2)	$0.17	$0.17	$0.68	$0.68

Class D Common share dividends per share (3)	$0.16	$0.16	$0.64	$0.64

(1)  The class B common shares received a cumulative preferred dividend, fixed at 8%, payable quarterly.  On December 20, 2007, we redeemed our remaining class B common shares at $10.18 per share.

(2)  The class C common shares receive a preferred dividend, fixed at 7%, payable monthly.  The shares are convertible into our class A common shares based on 110% of invested capital (i.e. $1,000 in class C common shares will convert into $1,100 in class A common shares) after the seventh anniversary of issuance (beginning in August 2010).  We have the right to force conversion of the class C common shares into Class A common shares on a one-for-one basis or to redeem the shares at a cash redemption price of $11.00 per share at the holder’s option.

(3)  The class D common shares receive a fixed 6.5% annual dividend, payable monthly.  The shares are convertible into our class A common shares based on 107.7% of invested capital (i.e. $1,000 in class D common shares will convert into $1,077 in class A common shares) after the seventh anniversary of issuance (beginning in August 2011).  The class D common shares became callable by the Company beginning in July 2005, based on the same conversion formula, prorated for the time the shares were outstanding (107.7% of invested capital).

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Rental and Earned Income:	2008	2007	2008	2007
Base minimum rent	$5,488	$5,161	$10,856	$10,198
Earned income from direct financing leases	60	61	120	120
Straight line rent	(54)	164	11	314
Over/Under market rent	801	50	848	81
Percentage rent	(20)	38	(20)	25
Tenant reimbursements	1,927	1,938	3,933	3,625
Lease termination fees	-	153	-	153

Total Rental and Earned Income	$8,202	$7,565	$15,748	$14,516

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Real Estate Operating Revenue:	2008	2007	2008	2007

Development and construction management fees
Merchant development funds and affiliates	$173	$45	$215	$453
Unrelated third parties	78	92	142	158
Leasing and brokerage commissions
Merchant development funds and affiliates	867	95	1,967	193
Unrelated third parties	37	68	143	696
Property management fees
Merchant development funds and affiliates	271	209	561	416
Unrelated third parties	-	-		-
Total Real Estate Operating Revenue	$1,426	$509	$3,028	$1,916

Percent attributable to merchant development funds and affiliates	92%	69%	91%	55%
Percent attributable to unrelated third parties	8%	31%	9%	45%

	Three months ended		Six months ended
	June 30		June 30
	2008	2007	2008	2007
Rental revenue	$428	$273	$686	$487
Earned income from direct financing leases	443	447	887	895
Total revenues	871	720	1,573	1,382

Property expense	29	33	125	30
Other general and administrative	(6)	13	(1)	14
Federal income tax expense	(171)	9	(157)	19
Legal and professional	18	12	44	16
Depreciation and amortization	35	43	67	78
Minority interest	198	34	229	75
Impairment Charge	1,332	-	1,332	-
Interest expense	327	274	616	555
Total expenses	1,762	418	2,255	787
Income (loss) from discontinued operations	(891)	302	(682)	595
Basic and diluted income from discontinued operations
per class A common share	$(0.15)	$0.05	$(0.11)	$0.09

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Interest Expense:	2008	2007	2008	2007
Interest paid – floating rate	$369	$72	$785	$429
Interest paid – fixed rate	1,980	2,001	3,970	3,726
Loan cost amortization	82	71	166	138
Out-of-market debt amortization	(60)	(58)	(119)	(117)
Total Interest Expense	$2,371	$2,086	$4,802	$4,176

AmREIT
Summary Balance Sheet Information

	June 30, 2008		December 31, 2007
Class A Common Share Data:
Closing market price	$7.15		$7.16

Dividend yield	6.99%		6.98%

90-day average trading volume	16,503		9,866

Total Capitalization:

Debt	$188,126	*	$181,371
Class A common shares at market	41,155		45,354
Class C common shares as converted	45,640		45,584
Class D common shares as converted	118,860		118,963
Total Capitalization	$393,781		$391,272

Debt to Total Capitalization	47.8%		46.4%

* Includes debt associated with assets held for sale in the amount of $12,570 as of June 30,2008

AmREIT
Debt Information

Description	Amount Outstanding 6-30-2008	Amount Outstanding 12-31-2007	Interest Rate	Annual Debt Service	Maturity Date
MacArthur Park	$ 13,410	$ 13,410	6.17%	$ 827	12/1/2008
2008 Maturities	$ 13,410	$ 13,410

Credit Facility	$ 37,976	$ 30,439	3.56%	$ 1,352	10/30/2009
2009 Maturities	37,976	30,439

Sugarland IHOP	$ 1,087	$ 1,110	8.25%	$ 138	3/1/2011
Sugar Land Plaza	2,243	2,258	7.60%	203	11/1/2011
2011 Maturities	$ 3,330	$ 3,368

AAA CTL Notes (3)	$ 12,570	$ 12,811	7.72% - 7.89%	$ 1,110	04/2012-08/2012
5115 Buffalo Spdwy.	2,682	2,699	7.58%	241	5/11/2012
2012 Maturities	$ 15,252	$ 15,510

Cinco Ranch	$ 8,086	$ 8,158	5.60%	$ 601	7/10/2013
Plaza in the Park	17,089	17,243	5.60%	1,270	7/10/2013
2013 Maturities	$ 25,175	$ 25,401

Uptown Park	$ 49,000	$ 49,000	5.37%	$ 2,631	6/1/2015
2015 Maturities	$ 49,000	$ 49,000

Southbank - Riverwalk	$ 20,000	$ 20,000	5.91%	$ 1,182	6/1/2016
2016 Maturities	$ 20,000	$ 20,000

Bakery Square	$ 3,564	$ 3,704	8.00%	$ 571	2/10/2017
Uptown Plaza Dallas	$ 19,900	$ 19,900	5.64%	$ 783	4/1/2017
2017 Maturities	$ 23,464	$ 23,604

Total Maturities (2)	$ 187,607	$ 180,732

(1) Our revolving credit facility is a variable-rate debt instrument, and its outstanding balance fluctuates throughout the year based on our liquidity needs. Annual Debt Service on this debt instrument assumes that the amount outstanding and the interest rate as of June 30, 2008 remain constant through maturity.

(2) Total maturities above are $519 thousand and $639 thousand less than total debt as reported in our consolidated financial statements as of June 30, 2008 and December 31, 2007, respectively, due to the premium recorded on above-market debt assumed in conjunction with certain of our property acquisitions.

(3) The associated assets are held for sale as of June 30, 2008 and December 31, 2007.

Fixed vs. Variable Rate Debt:
	June 30,	% of	December 31,	% of
	2008	Total	2007	Total

Variable Rate	$37,976	20.2%	$30,439	6.1%
Fixed Rate*	150,150	79.8%	150,932	93.9%
	$188,126	100.0%	$181,371	100.0%

*Includes debt of $12,570 associated with assets held for sale as of June 30, 2008

AmREIT
Property & Tenant Information

Grocery Anchored Shopping Centers		City	State	GLA	ABR	% Leased
1	AmREIT C-Ranch LP	Houston	TX	97,297	$ 1,259,937	100%
2	MacArthur Park	Irving	TX	237,381	3,923,084	97%
3	Plaza in the Park	Houston	TX	144,062	2,659,456	98%
3	Grocery Anchored Shopping Centers Total			478,740	$ 7,842,477

Neighborhood Lifestyle & Community Shopping Center		City	State	GLA	ABR	% Leased
1	Bakery Square	Houston	TX	34,614	$ 855,186	100%
2	Courtyard on Post Oak	Houston	TX	13,597	477,361	100%
3	Sugarland Plaza	Sugarland	TX	16,750	349,612	100%
4	Terrace Shops	Houston	TX	16,395	443,752	100%
5	Uptown Plaza (including CVS)	Houston	TX	28,000	1,242,311	100%
6	Uptown Park	Houston	TX	169,112	5,341,019	99%
7	Woodlands Plaza	The Woodlands	TX	20,018	299,199	100%
8	Southbank - Riverwalk	San Antonio	TX	46,673	1,536,786	100%
9	584 N. Germantown Parkway (2)	Memphis	TN	15,000	193,903	75%
10	Uptown Plaza - Dallas	Dallas	TX	33,840	1,186,363	71%
10	Community Shopping Centers Total			393,999	$ 11,925,492

Single Tenant (Ground Leases) - Land		City	State	GLA	ABR	% Leased
1	410-Blanco (Citibank)	San Antonio	TX	4,439	$ 159,979	100%
2	Carlson Restaurants	Hanover	MD	6,802	141,674	100%
3	Darden (2)	Peachtree City	GA	6,867	79,366	100%
4	CVS Corporation (Eckerds at Yorktown)	Houston	TX	13,824	327,167	100%
5	Fontana Tract - (land) (2)	Dallas	TX	0	0	100%
6	Commerce & Zarzamora (land)	San Antonio	TX	0	0	100%
7	Washington Mutual (2)	Houston	TX	3,685	98,155	100%
8	Washington Mutual (2)	The Woodlands	TX	3,685	63,996	100%
9	Woodlands Ring Road - Ground Leases	The Woodlands	TX	66,349	669,759	100%
9	Single Tenant (Ground Leases) Total			105,651	$ 1,540,096

Single Tenant (Fee Simple)		City	State	GLA	ABR	% Leased
1	AFC, Inc.	Atlanta	GA	2,583	$ 119,279	100%
2	Advance Auto	Aurora	IL	7,000	Note (1) (2) (3) (4)	0%
3	Advance Auto	St. Louis	MO	7,000	Note (1) (2) (3) (4)	0%
4	Advance Auto (land)	Washington	MO	0	Note (1) (2) (3) (4)	0%
5	McAlister's Deli	Champaign	IL	7,000	175,392	100%
6	McAlister's Deli	Peoria	IL	3,426	153,000	100%
7	Sunbelt Rental (2 acres of land)	Champaign	IL	0	Note (1) (2) (3)	0%
8	Carlson Restaurants	Houston	TX	8,500	215,000	100%
9	Golden Corral	Houston	TX	12,000	210,450	100%
10	Golden Corral (2)	Humble	TX	12,000	208,941	100%
11	IHOP Corporation #1483	Sugarland	TX	4,020	190,284	100%
12	IHOP Corporation #1737 (5)	Centerville	UT	4,020	163,836	100%
13	IHOP Corporation #4462 (5)	Memphis	TN	4,020	179,460	100%
14	IHOP Corporation #5318	Topeka	KS	4,020	159,504	100%
14	Single Tenant (Fee Simple) Total			75,589	$ 1,775,146

Single Tenant (Leasehold)		City	State	GLA	ABR	% Leased
15	Single Tenant (Leasehold) Total (5)	Various	Various	60,300	$ 1,535,712	100%

	Company Total Sq. Ft.			1,114,279	$ 24,618,923

(1)	Under Development (GLA represents proposed leasable square footage)
(2)	Held for Sale
(3)	Held in joint venture of which we are the managing 50% owner.
(4)	Advance Auto properties are located in MO and IL. Each of the properties has a proposed GLA of 7,000 square feet.
(5)

IHOP properties are located in NM, LA, TX, CA, TN, CO, VA, NY, OR, KS, and MO.  Each of the properties has a GLA of 4,020 square feet.  These properties are held by a consolidated subsidiary, 75.0% of which is owned by us, 19.6% of which is owned by AmREIT Income & Growth Corporation, one of our merchant development funds, and the remainder of which is owned by unaffiliated third parties.  We have assigned to management approximately 50% of our back-end participation interest in this entity as part of our long-term incentive compensation program.  Accordingly, approximately half of the future net cash flows from such participation interest are owned by management.

Top Tenants by revenue concentration for the six months ended June 30, 2008:

	Three months ended		Six months ended
	June 30,		June 30,
Tenant	2008	2007	2008	2007
IHOP Corporation	$618	$562	$1,117	$1,124
Kroger	573	1,111	1,102	1,696
CVS	264	298	527	562
Grotto	289	263	465	524
Hard Rock Cafe	182	162	352	340
Linens 'N Things	171	318	342	437
Champps Americana	143	139	286	277
TGI Fridays	106	105	217	204
Paesanos	119	142	238	296
Golden Corral	105	91	203	182
	$2,570	$3,191	$4,850	$5,642

Leasing Activity for the quarter ended June 30, 2008:

			Rent per sq. ft.
	# of leases	Total sq. ft.	New Rent	Old Rent	% Change
New leases	7	12,414	$26.10	N/A

Activity on existing leases:
Lease renewals	2	3,882	$33.06	$29.02	13.91%
Non-renewals	2	9,159	N/A	$41.60	N/A
Cancelled leases	1	1,053	N/A	$29.00	N/A

Lease Expirations by Year:

	Number of
Expiration	Leases	Square	Percent
Year	Expiring	Footage	of Total
2008	9	22,109	2.07%
2009	29	78,605	7.36%
2010	31	130,778	12.24%
2011	49	186,967	17.50%
2012	21	66,168	6.19%
2013	27	93,961	8.80%
2014	9	36,370	3.41%
2015	2	7,251	0.68%
2016	11	48,268	4.52%
2017	7	47,090	4.41%
2018	2	2,737	0.26%
2019	1	4,020	0.38%
2020	4	75,991	7.11%
2021	4	89,676	8.40%
2022	2	4,020	0.38%
2023	1	63,373	5.93%
2024	3	21,864	2.05%
2025	7	45,597	4.27%
2026	4	16,080	1.51%
2027	3	12,060	1.13%
2056	1	15,120	1.42%
	227	1,068,105